UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Event Requiring Report: December 6, 2001

                         THINKA WEIGHT LOSS CORPORATION
             (Exact name of registrant as specified in its charter)

Nevada                                      98-0218912
------                                      ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

3110 East Sunset Road, Suite H1, Las Vegas, Nevada 89120
--------------------------------------------------------
(Address of principal executive offices)


       Registrant's telephone number, including area code: (800) 297-4450


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

See disclosure in Item 8 below.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

See disclosure in Item 8 below.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5.   OTHER EVENTS

Not Applicable.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.

ITEM 7.   FINANCIAL STATEMENTS

Not Applicable.

ITEM 8.   CHANGE IN FISCAL YEAR

Reverse Take-Over

Effective July 30, 2001, Thinka Weight-Loss Corporation ("Thinka") acquired 100% of the assets of Six Forty-Nine Incorporated ("Six Forty-Nine") by issuing 12,892,300 common shares. Since the transaction resulted in the former shareholders of Six Forty-Nine acquiring control of Thinka, the transaction, which is referred to as a "reverse take-over", has been treated for accounting purposes as an acquisition by Six Forty-Nine of the net assets and liabilities of Thinka. Under this proposed method of accounting, the results of operations of Thinka are included in the consolidated financial statements from and after July 30, 2001. Thinka has now adopted a June 30th fiscal year-end.


ITEM 9.   REGULATION FD DISCLOSURE

Not Applicable.











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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THINKA WEIGHT-LOSS CORPORATION

                                 By:
Date: December 15, 2001          /s/ Kathy Whyte
                                 ----------------
                                 Kathy Whyte
                                 Secretary, Treasurer & Director







































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